As filed with the Securities and Exchange Commission on November 12, 1999

                          Registration No. 333-88201


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------
                        Post-Effective Amendment No. 1
                                  on FORM S-8
                                      to
                                   FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           LUCENT TECHNOLOGIES INC.
            (Exact name of registrant as specified in its charter)

        Delaware                                        22-3408857
   (State or other jurisdiction            (I.R.S. Employer Identification No.)
of incorporation or organization)

                               600 Mountain Ave.
                         Murray Hill, New Jersey 07974
                   (Address of Principal Executive Offices)

               Excel Switching Corporation Stock Option Program
    Excel Switching Corporation Amended and Restated 1997 Stock Option Plan
      Excel Switching Corporation Amended and Restated 1997 Non-Employee
                          Director Stock Option Plan
         Excel Switching Corporation 1997 Employee Stock Purchase Plan
                         RAScom, Inc. 1996 Stock Plan
                                (Name of Plans)

                               Pamela F. Craven
                      Vice President - Law and Secretary
                           Lucent Technologies Inc.
                              600 Mountain Avenue
                         Murray Hill, New Jersey 07974
                                (908) 582-8500
 (Name, address and telephone number, including area code, of agent for service)


                                                   CALCULATION OF REGISTRATION FEE

    Title of                   Amount         Proposed maximum         Proposed maximum           Amount of
   securities                  to be          offering price          aggregate offering       registration fee
to be registered             registered         per share                   price


Common Stock, par value    4,200,000 shares (1)    (2)                        (2)                     (2)
$0.01 per share, and
related Preferred Stock
Purchase Rights



(1) These shares were originally registered on the Registration Statement on Form S-4 to which this Amendment relates.

(2) Not applicable. All filing fees payable in connection with the registration of these securities were paid in connection with the filing of preliminary proxy materials of Excel Switching Corporation on September 13, 1999 and the filing of the Registration Statement on Form S-4 on September 30, 1999, to register 28,306,426 shares of Lucent Technologies Inc. common stock, par value $0.01 per share, issuable to stockholders of Excel Switching Corporation, including the 4,200,000 shares which may be issued pursuant to the Plans referred to above. See "Introductory Statement".

                            INTRODUCTORY STATEMENT

          Lucent Technologies Inc. ("Lucent" or the "Company") hereby amends its Registration Statement on Form S-4 (No. 333-88201) (the "Form S-4") by filing this Post-Effective Amendment No. 1 on Form S-8 (the "Post-Effective Amendment") relating to the sale of up to 4,200,000 shares of common stock, par value $.01 per share, of Lucent ("Lucent Common Stock") issuable upon the exercise of stock options granted under the Excel Switching Corporation Stock Option Program, the Excel Switching Corporation Amended and Restated 1997 Stock Option Plan, the Excel Switching Corporation Amended and Restated 1997 Non-Employee Director Stock Option Plan, the Excel Switching Corporation 1997 Employee Stock Purchase Plan and the RAScom, Inc. 1996 Stock Plan (collectively, the "Plans").

          On November 3, 1999, Dallas Merger Inc., a Massachusetts corporation and a wholly owned subsidiary of Lucent ("Sub"), was merged with and into Excel Switching Corporation, a Massachusetts corporation ("Excel"). As a result of such merger (the "Merger"), Excel became a wholly owned subsidiary of Lucent and each outstanding share (other than shares owned by Lucent, Sub or Excel) of Excel common stock, par value $.01 per share ("Excel Common Stock"), was converted into 0.558 shares of Lucent Common Stock. In addition, each outstanding option issued pursuant to the Plans will no longer be exercisable for shares of Excel Common Stock, but instead, will constitute an option to acquire, on the same terms and conditions as were applicable under such option immediately prior to consummation of the Merger, that number of shares of Lucent Common Stock (rounded down to the nearest whole share) equal to the product of (x) the number of shares of Excel Common Stock for which such option was theretofore exercisable and (y) 0.558. The exercise price for each option shall be equal to the exercise price per share for such option immediately prior to the effective time of the Merger divided by 0.558, rounded to the nearest hundredth of a cent.

          The designation of the Post-Effective Amendment as Registration No. 333-88201 denotes that the Post-Effective Amendment relates only to the shares of Lucent Common Stock issuable on the exercise of stock options under the Plans and that this is the first Post-Effective Amendment to the Form S-4 filed with respect to such shares.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

          The following documents have been filed by Lucent with the Securities and Exchange Commission (the "SEC") and are incorporated herein by reference (File No. 001-11639):

          (1) Annual Report on Form 10-K for the fiscal year ended September 30, 1998, as amended by Amendment No. 1 thereto filed on Form 10-K/A on May 17, 1999.

          (2) Quarterly Reports on Form 10-Q for the quarters ended December 31, 1998, March 31, 1999 and June 30, 1999.

          (3) Current Reports on Form 8-K filed on November 19, 1998, January 8, 1999, January 15, 1999 and March 5, 1999, as amended by Amendment No. 1 thereto filed on Form 8-K/A on May 18, 1999, June 28, 1999, August 2, 1999 and October 29, 1999.

          (4) The "Description of Capital Stock" section of the Company's Registration Statement on Form 10 filed with the SEC on February 26, 1996, as amended by Amendment No. 1 thereto filed on Form 10/A on March 12, 1996, Amendment No. 2 thereto filed on Form 10/A on March 22, 1996 and Amendment No. 3 thereto filed on Form 10/A on April 1, 1996, including any amendments or reports filed for the purpose of updating such description.

          All documents, filed subsequent to the date hereof by Lucent with the SEC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and prior to the filing of a post-effective amendment hereto which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and made a part hereof from their respective dates of filing (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents"); provided, however, that the documents enumerated above or subsequently filed by Lucent pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act in each year during which the offering made hereby is in effect prior to the filing with the SEC of Lucent's Annual Report on Form 10-K covering such year shall not be Incorporated Documents or be incorporated by reference herein or be a part hereof from and after the filing of such Annual Report on Form 10-K.

          Any statement contained in an Incorporated Document or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.

Item 4. Description of Securities

          Not Applicable.

Item 5. Interests of Named Experts and Counsel

          Not Applicable.

Item 6. Indemnification of Directors and Officers

          The Certificate of Incorporation (the "Certificate") of the Company provides that a director of the Company will not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except, if required by the Delaware General Corporation Law (the "DGCL") as amended from time to time, for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the DGCL, which concerns unlawful payments of dividends, stock purchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment nor repeal of such provision will eliminate or reduce the effect of such provision in respect of any matter occurring, or any cause of action, suit or claim that, but for such provision, would accrue or arise prior to such amendment or repeal.

          While the Certificate provides directors with protection from awards for monetary damages for breach of their duty of care, it does not eliminate such duty. Accordingly, the Certificate will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director's breach of his or her duty of care.

          The Certificate provides that each person who was or is made a party to or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, will be indemnified and held harmless by the Company to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), against all expense, liability and loss reasonably incurred or suffered by such person in connection therewith. Such right to indemnification includes the right to have the Company pay the expenses incurred in defending any such proceeding in advance of its final disposition, subject to the provisions of the DGCL. Such rights are not exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate, By-laws, agreement, vote of stockholders or disinterested directors or otherwise. No repeal or modification of such provision will in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Company thereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

          The Certificate also specifically authorizes the Company to maintain insurance and to grant similar indemnification rights to employees or agents of the Company. The directors and officers of Lucent are covered by insurance policies indemnifying them against certain liabilities, including certain liabilities arising under the Securities Act of 1933 (the "1933 Act"), which might be incurred by them in such capacities.

Item 7. Exemption from Registration Claimed

          Not Applicable.

Item 8. Exhibits

          See Exhibit Index.

Item 9. Undertakings

          (1) The undersigned registrant hereby undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (a) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

          (b) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

          (c) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs 1(a) and 1(b) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this registration statement.

          (2) The undersigned registrant hereby undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) The undersigned registrant hereby undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (5) Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in Murray Hill, New Jersey, on the 12th day of November, 1999.

                                     LUCENT TECHNOLOGIES INC.

                                      By:  /s/ James S. Lusk
                                           ---------------------------------
                                           Name:  James S. Lusk
                                           Title: Senior Vice President and
                                                  Controller

          Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement or amendment thereto has been signed below by the following persons in the capacities indicated on the date indicated.

Principal Executive Officer:                      #####
                                                      #
Richard A. McGinn          Chairman of the Board      #
                            and Chief Executive       #
                                  Officer             #
                                                      #
Principal Financial Officer:                          #
                                                      #
Donald K. Peterson         Executive Vice President   #
                          and Chief Financial Officer #
                                                      #
Principal Accounting Officer:                         #
                                                      #
James S. Lusk         Senior Vice President and       #   By: /s/ James S. Lusk
                             Controller               #      ------------------
                                                      #      (James S. Lusk
                                                      #      attorney-in-fact)*
                                                      #
Directors:                                            #   *by power of attorney
                                                      #
     Paul A. Allaire                                  # Date: November 12, 1999
     Carla A. Hills                                   #
     Drew Lewis                                       #
     Richard A. McGinn                                #
     Paul H. O'Neill                                  #
     Donald S. Perkins                                #
     Henry B. Schacht                                 #
     Franklin A. Thomas                               #
     John A. Young                                    #
                                                      #
                                                  #####

                                 EXHIBIT INDEX

Exhibit
Number                                 Description

4.1 Provisions of the Certificate of Incorporation of the registrant that define the rights of security holders of the registrant (incorporated by reference to Exhibit (3)
                    (i) to the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999).

4.2 Rights Agreement between the registrant and The Bank of New York (successor to First Chicago Trust Company of New
                    York), as rights agent, dated as of April 4, 1996 (incorporated by reference to Exhibit 4.2 to Registration Statement (No. 333-00703) on Form S-1).

4.3 Amendment to Rights Agreement between the registrant and The Bank of New York (successor to First Chicago Trust Company of New York), dated as of February 18, 1998 (incorporated by reference to Exhibit (10)(i)5 to the registrant's Annual Report on Form 10-K for the period ended September 30, 1998).

5.1 Opinion of Pamela F. Craven, Vice President -- Law and Secretary of the registrant, as to the legality of the securities to be issued.

23.1                Consent of PricewaterhouseCoopers LLP.

23.2 Consent of Pamela F. Craven, Vice President-- Law and Secretary of the registrant (included as part of Exhibit 5.1).

24.1 Powers of Attorney executed by officers and directors who signed this registration statement.

                                                                   Exhibit 5.1

                       [LETTERHEAD OF PAMELA F. CRAVEN]

November 12, 1999

Lucent Technologies Inc.
600 Mountain Avenue
Murray Hill, NJ 07974

Ladies and Gentlemen:

With reference to the Post-Effective Amendment No. 1 on Form S-8 to the registration statement on Form S-4 which Lucent Technologies Inc. (the "Company") proposes to file with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended, registering 4,200,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights that initially trade with the common shares), of the Company (the "Shares") which may be offered and sold by the Company under the Excel Switching Corporation Stock Option Program, the Excel Switching Corporation Amended and Restated 1997 Stock Option Plan, the Excel Switching Corporation Amended and Restated 1997 Non-Employee Director Stock Option Plan, the Excel Switching Corporation 1997 Employee Stock Purchase Plan and the RAScom, Inc. 1996 Stock Plan (the "Plans"), I am of the opinion that all proper corporate proceedings have been taken so that any Shares to be offered and sold which are of original issuance, upon sale and payment therefor in accordance with the Plans and the resolutions of the Board of Directors relating to the offering and sale of common shares thereunder, will be legally issued, fully paid and nonassessable. I hereby consent to the filing of this opinion with the SEC in connection with the registration statement referred to above.


                               Very truly yours,

                               /s/ Pamela F. Craven

                                                                  Exhibit 23.1

                  [LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated June 24, 1999, except for the seventh and eighth paragraphs of Note 15, as to which the date is July 15, 1999 and July 19, 1999, respectively, relating to the consolidated financial statements and financial statement schedule at September 30, 1998 and 1997 and for each of the two years in the period ended September 30, 1998 and for the nine-month period ended September 30, 1996, which appears in Exhibit 99.1 to Lucent Technologies Inc. Current Report on Form 8-K dated August 2, 1999.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
November 12, 1999

                                                                  Exhibit 24.1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Excel Switching Corporation, including up to 35,000 shares to be offered under Excel's 401(k) Plan; and

          WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of August, 1999.

                                    By: /s/ Richard A. McGinn
                                        Richard A. McGinn
                                        Chairman of the Board and
                                        Chief Executive Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Excel Switching Corporation, including up to 35,000 shares to be offered under Excel's 401(k) Plan; and

          WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1999.

                                       By: /s/ Donald K. Peterson
                                           Donald K. Peterson
                                           Executive Vice President
                                           and Chief Financial Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Excel Switching Corporation, including up to 35,000 shares to be offered under Excel's 401(k) Plan; and

          WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1999.

                                   By: /s/ James S. Lusk
                                       James S. Lusk
                                       Vice President and Controller

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Excel Switching Corporation, including up to 35,000 shares to be offered under Excel's 401(k) Plan; and

          WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of August, 1999.

                                     By: /s/ Paul A. Allaire
                                         Paul A. Allaire
                                         Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Excel Switching Corporation, including up to 35,000 shares to be offered under Excel's 401(k) Plan; and

          WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of August, 1999.

                                       By: /s/ Carla A. Hills
                                           Carla A. Hills
                                           Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Excel Switching Corporation, including up to 35,000 shares to be offered under Excel's 401(k) Plan; and

          WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of August, 1999.

                                         By: /s/ Drew Lewis
                                             Drew Lewis
                                             Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Excel Switching Corporation, including up to 35,000 shares to be offered under Excel's 401(k) Plan; and

          WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of August, 1999.

                                   By: /s/ Paul H. O'Neill
                                       Paul H. O'Neill
                                       Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Excel Switching Corporation, including up to 35,000 shares to be offered under Excel's 401(k) Plan; and

          WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of August, 1999.

                                    By: /s/ Donald S. Perkins
                                        Donald S. Perkins
                                        Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Excel Switching Corporation, including up to 35,000 shares to be offered under Excel's 401(k) Plan; and

          WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of August, 1999.

                                   By: /s/ Henry B. Schacht
                                       Henry B. Schacht
                                       Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Excel Switching Corporation, including up to 35,000 shares to be offered under Excel's 401(k) Plan; and

          WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of August, 1999.

                                         By: /s/ Franklin A. Thomas
                                             Franklin A. Thomas
                                             Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Excel Switching Corporation, including up to 35,000 shares to be offered under Excel's 401(k) Plan; and

          WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of August, 1999.

                                        By: /s/ John A. Young
                                            John A. Young
                                            Director